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                                                                      Exhibit 23

                              ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our reports included in this Form 10-K into the Company's previously filed Registration Statements File No.'s 33-76526; 33-80454; 33-88302; 333-2818; 333-37393; 333-39453; 333-51455; 333-62517; 333-62983;
333-64139; and 333-68161.

                                              /s/ ARTHUR ANDERSEN LLP

September 27, 1999